Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-K for the fiscal year ended August 2, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Julie Masino, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date:	September 27, 2024	By:	/s/Julie Masino
Julie Masino
President and Chief Executive Officer